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                                                                 Exhibit 10.1(o)


                       AGREEMENT FOR CONSENTS AND WAIVERS


         This Agreement for Consents and Waivers is given by 21st Century Communications Partners, L.P., 21st Century Communications T-E Partners, L.P., and 21st Century Communications Foreign Partners, L.P. (the "21st Century Investors"), and Pulitzer Publishing Company ("Pulitzer"), as of January 21, 1998.

RECITALS

         A. The 21st Century Investors are holders of Series B Senior Cumulative Compounding Convertible Redeemable Preferred Stock (the "Series B Preferred Stock") and, together with Pulitzer hold Series C Senior Cumulative Compounding Convertible Redeemable Preferred Stock (the "Series C Preferred Stock") of Mentus Media Corp. (the "Corporation');

         B. The 21st Century Investors and Pulitzer also are "Majority Investors" under the following agreements:

             (a) that certain Stockholders' Agreement, dated as of September 25, 1996, and amended by that First Amendment to Stockholders' Agreement dated as of August 29, 1997 (together, the "Stockholders' Agreement");

             (b) that certain Preemptive Rights Agreement, dated as of September 25, 1996, and amended by that First Amendment to Preemptive Rights Agreement dated as of August 29, 1997 (together, the "Preemptive Rights Agreement");

             (c) that certain Registration Rights Agreement, dated as of September 25, 1996, and amended by that First Amendment to Registration Rights Agreement dated as of August 29, 1997 (together, the "Registration Rights Agreement");

             (d) that certain Agreement, dated as of September 25, 1996, and amended by that First Amendment to Agreement dated as of August 29, 1997 (together, the "Joyce Agreement"), relating to that certain promissory note payable by the Company to Gerard P. Joyce (the "Joyce Note"), and the security agreement securing the same (the "Joyce Security Agreement").

         C. In connection with (i) the Company's offering (the "Offering") of __ % Senior Secured Notes due 2003 (the "Notes"), and the Warrants issued concurrently therewith (the "Warrants"), and (ii) the Company's conduct of an exchange offer (the "Exchange Offer") pursuant to which the Notes are intended to be exchanged for promissory notes that are the subject of a registration statement filed with the Securities and Exchange Commission ("Exchange Notes") or in a private exchange (the "Private Exchange Notes"), the undersigned have agreed to consent to certain matters described below, effective upon closing of the Offering. For purposes of this Agreement, the Notes, Exchange Notes and Private Exchange Notes are together referred to as the


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"Senior Notes." For purposes of this Agreement, each of the terms "Notes,"
"Warrants," "Exchange Notes," "Private Exchange Notes," "Senior Notes" and "Offering" and each reference herein to any Indentures, Security or Pledge Agreement or other agreement, document or instrument evidencing or relating to any of the Notes, Warrants, Exchange Notes, Private Exchange Notes or Offering mean or are references to only such items having terms and provisions substantially as described in the Offering Memorandum (as described below), as they may be modified with the specific consent of the Series B Director as contemplated by paragraph 1 below.

AGREEMENT:

         Therefore, with the intent that the Company and its underwriters, selling agents and representatives, together with the offerees of the Senior Notes and Warrants, rely on the consents, waivers and covenants set forth herein, the undersigned agree as follows:

1. CONSENTS AND WAIVERS UNDER STOCKHOLDERS' AGREEMENT. Subject to paragraph 9 below, pursuant to Section 3.8(a) of the Stockholders' Agreement (or otherwise as appropriate in connection with item (iv) below), each of the undersigned, in his, her or its capacity as a party to and an Investor under the Stockholders' Agreement hereby consents to the actions by the Company described below in this paragraph; PROVIDED, that in each case, such actions (including, without limitation, the material terms and conditions of each document referred to herein) are substantially as described in the Preliminary Offering Memorandum dated January 21, 1998 furnished to the undersigned prior to the date hereof (the "Offering Memorandum"), with any material modifications thereto that may be specifically approved by the Series B Director (as defined in the Stockholders' Agreement) in his sole discretion (such consent of the Series B Director constituting the consent of the Majority Investors under the Stockholders' Agreement).

         (i) all actions required to be taken by the Company in connection with the sale, issuance, delivery of, and performance under, the Senior Notes and Warrants, including without limitation (a) the execution and delivery by the Company of all documents necessary to offer, sell, and issue the Senior Notes and Warrants, including without limitation certificates evidencing the Notes, Exchange Notes and Private Exchange Notes, global promissory notes, a global warrant, warrant certificates, warrant agreement, purchase agreement, security agreement, pledge agreement, indenture, unit agreement, note registration rights agreement, warrant registration rights agreement, and UCC-1 financing statements, (b) the issuance of Senior Notes and Warrants upon the transfer of then outstanding Senior Notes and/or Warrants, as appropriate, (c) the issuance of shares of common stock of the Company ("Common Stock") upon exercise of the Warrants, (d) the conduct of the Exchange Offer and exchange of the Notes for Exchange Notes and/or Private Exchange Notes, (e) the grant by the Company of a security interest covering substantially all of the assets of the Company, (f) the payment of all outstanding amounts owed under the Joyce Note, (g) the termination of the Joyce Agreement and the Joyce Security Agreement, and (h) the modification of the respective Certificates of Designation for the Series B Preferred Stock and the Series C Preferred Stock as set forth below.

         (ii) all future incurrences of Debt (as defined in the Stockholders' Agreement) by the Company (including the grant of a security interest in receivables of the Company in connection

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with a working capital credit facility) and all investments by the Company, on the terms approved by the Board of Directors of the Company, within the limitations set forth in the Indenture, Security Agreement and/or Pledge Agreement to be executed in connection with the issuance of the Senior Notes; provided that the foregoing is not intended to and does not waive any rights of the Majority Holders under the Stockholders' Agreement to consent to any refinancing of the Senior Notes, Indenture, Security Agreement and/or Pledge Agreement;

         (iii) the creation of one or more stock option plans in the form approved by the Compensation Committee, the options granted pursuant to which will be considered Employee Options under the Stockholders' Agreement, for the issuance of Common Stock which shall not exceed 53,000 shares of Common Stock (as adjusted for stock splits and similar transactions), and the issuance of Common Stock upon the exercise thereof; provided that the Employee Options under the plans approved hereunder shall not be issued with an exercise price per share of Common Stock less than the lesser of (a) $77 (as adjusted for stock splits and other similar transactions) or (b) the Conversion Price per share of the Series B Preferred Stock, in either case without the consent of the Series B Director; and

         (iv) waiver of compliance with the notice and other requirements of the Stockholders' Agreement in connection with the Offering and the Exchange Offer.

2. WAIVER OF PREEMPTIVE RIGHTS. As "Majority Investors," and on behalf of the "Investors" under the Preemptive Rights Agreement, the undersigned hereby waive all preemptive rights, if any, under the Preemptive Rights Agreement with respect to all Notes and Warrants offered, issued or sold in the Offering, all Exchange Notes and/or Private Exchange Notes that are the subject of the Exchange Offer, and all shares of Common Stock and of the securities which are or shall become issuable upon the exercise of Warrants, and also waive compliance with the notice and other requirements of the Preemptive Rights Agreement in connection with the Offering and the Exchange Offer.

3. CONSENT TO AMENDMENT OF REGISTRATION RIGHTS. As "Majority Investors," and on behalf of the "Investors" under the Registration Rights Agreement, the undersigned hereby consent to the grant of piggy-back registration rights (under a warrant registration rights agreement) to the holders of the Warrants and/or shares of Common Stock issuable upon the exercise of the Warrants, on a pro-rata basis with, and with the same relative rights as, the "Investors" under the Registration Rights Agreement with respect to their piggy-back registration rights in the event of any Demand Registration or Piggyback Registration, and also waive compliance with the notice and other requirements of the Registration Rights Agreement in connection with the Offering and Exchange Offer.

4. CONSENT TO PAYMENT OF JOYCE NOTE AND TERMINATION OF JOYCE AGREEMENT. As "Majority Investors," and on behalf of all of the "Investors" under the Joyce Agreement, the undersigned consent to (i) the payment of all amounts owing under the Joyce Note (defined in the Joyce Agreement as the "New Note") from the proceeds of the Offering, which payment shall be made immediately upon closing of the Offering, (ii) the termination of the Joyce Agreement, effective upon such payment, and (iii) the termination of the Joyce Security Agreement, effective upon such


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payment, and also waive compliance with the notice and other requirements of the Joyce Agreement.

5. CONSENT TO MODIFICATION OF CERTIFICATE OF DESIGNATIONS FOR SERIES B PREFERRED STOCK. The undersigned hereby consent to such modification as may be deemed advisable by the Board of Directors of the Corporation to the Certificate of Designation for Series B Preferred Stock to accomplish the following:

         (i) provide that if, at any time while the Senior Notes, or any obligation or obligations incurred by the Company in a bona fide refinancing of the Senior Notes (the "Refinancing Obligations") are outstanding, a redemption of shares of Series B Preferred Stock is required by the terms thereof (or would be required but for the provisions of this clause), but the payment to the holders of the Series B Preferred Stock of the redemption price therefor would result in a breach of or event of default under the Indenture for the Senior Notes (or other governing document in respect of the Senior Notes or Refinancing Obligations), then the Company shall comply with
Section 3(i) of the Certificate of Designation for the Series B Preferred Stock, but unless and until otherwise approved by the requisite holders of the Senior Notes or Refinancing Obligations, or the outstanding Senior Notes or Refinancing Obligations are paid in full, the Company shall not pay such redemption price or consummate any Investor Approved Action to the extent that such a breach or event of default would occur; HOWEVER, except as expressly provided in this clause, nothing contained herein is intended to impair, as between the Company and the holders of the Series B Preferred Stock, the obligations of the Company, which are absolute and unconditional, to redeem the shares thereof when and as otherwise would be required, to affect the relative rights of the holders of such shares and creditors of the Company other than the holders of the Senior Notes and Refinancing Obligations or to prevent the holders of the Series B Preferred Stock from exercising all rights and remedies otherwise permitted by applicable law, subject to the express terms of this provision for the benefit of the holders of the Senior Notes and Refinancing Obligations;

         (ii) waiver of any adjustment in the conversion price, conversion rate or otherwise based on the issuance of the Warrants issued in connection with the Offering (or issued upon transfer of such Warrants) or the Common Stock issuable upon the exercise of Warrants issued in connection with the Offering (or issued upon transfer of such Warrants); and

         (iii) the creation of one or more stock option plans in the form approved by the Compensation Committee, the options granted pursuant to which will be considered Employee Options, for the issuance of Common Stock which shall not exceed 53,000 shares of Common Stock (as adjusted for stock splits and similar transactions), and the issuance of Common Stock upon the exercise thereof, in each case without adjustment in the conversion price, conversion rate or otherwise; provided that the such Employee Options under the plans approved hereunder shall not be issued with an exercise price per share of Common Stock less than the lesser of (a) $77 (as adjusted for stock splits and other similar transactions) or (b) the Conversion Price per share of the Series B Preferred Stock, in either case without the consent of the Series B Director;

6. CONSENT TO MODIFICATION OF CERTIFICATE OF DESIGNATION FOR SERIES C PREFERRED STOCK. The undersigned hereby consents to such modification as may be deemed advisable by the Board of


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Directors of the Corporation of the Certificate of Designation for Series C
Preferred Stock to accomplish the following:

         (i) provide that if, at any time while the Senior Notes, or any Refinancing Obligations are outstanding, a redemption of shares of Series C Preferred Stock is required by the terms thereof (or would be required but for the provisions of this clause), but the payment to the holders of the Series C Preferred Stock of the redemption price therefor would result in a breach of or event of default under the Indenture for the Senior Notes (or other governing document in respect of the Senior Notes or Refinancing Obligations), then the Company shall comply with Section 3(h) of the Certificate of Designation for the Series C Preferred Stock, but unless and until otherwise approved by the requisite holders of the Senior Notes or Refinancing Obligations, or the outstanding Senior Notes or Refinancing Obligations are paid in full, the Company shall not pay such redemption price or consummate any Investor Approved Action to the extent that such a breach or event of default would occur; HOWEVER, except as expressly provided in this clause, nothing contained herein is intended to impair, as between the Company and the holders of the Series C Preferred Stock, the obligations of the Company, which are absolute and unconditional, to redeem the shares thereof when and as otherwise would be required, to affect the relative rights of the holders of such shares and creditors of the Company other than the holders of the Senior Notes and Refinancing Obligations or to prevent the holders of the Series C Preferred Stock from exercising all rights and remedies otherwise permitted by applicable law, subject to the express terms of this provision for the benefit of the holders of the Senior Notes and Refinancing Obligations;

         (ii) waiver of any adjustment in the conversion price, conversion rate or otherwise based on the issuance of the Warrants issued in connection with the Offering (or issued upon transfer of such Warrants) or the Common Stock issuable upon the exercise of the Warrants issued in connection with the Offering (or issued upon transfer of such Warrants);

         (iii) the creation of one or more stock option plans in the form approved by the Compensation Committee, the options granted pursuant to which will be considered Employee Options, for the issuance of Common Stock which shall not exceed 53,000 shares of Common Stock (as adjusted for stock splits and similar transactions), and the issuance of Common Stock upon the exercise thereof, in each case without adjustment in the conversion price, conversion rate or otherwise; provided that the such Employee Options under the plans approved hereunder shall not be issued with an exercise price per share of Common Stock less than the lesser of (a) $77 (as adjusted for stock splits and other similar transactions) or (b) the Conversion Price per share of the Series C Preferred Stock, in either case without the consent of the Series C Director; and

         (iv) the extension of mandatory redemption period for 6 months.

7. APPLICATION OF TAG-ALONG AND DRAG-ALONG RIGHTS. The 21st Century Investors agree to be bound by the tag-along and drag-along rights as outlined in the Offering Memorandum.

8. TERMINATION OF OPTION. The 21st Century Investors agree to terminate that certain Option Agreement, dated as of September 26, 1996, relating to the Chicago DMA.


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9.       EFFECTIVENESS OF CONSENTS. The consents and waivers of the undersigned hereunder, the agreements in paragraph 7 and the termination of the Option Agreement described in paragraph 8 above, are effective upon closing of the Offering on substantially the terms as outlined in the Offering Memorandum, with such modifications as may be approved by the Series B Director.

10. DEFINITIONS. Except as otherwise specifically defined herein, the defined terms contained in this agreement shall have the meaning ascribed to them in the referenced document.

11. FURTHER ASSURANCES. The undersigned agree that, upon the Corporation's request, the undersigned will execute one or more separate consents for the purpose of confirming or otherwise memorializing the agreements set forth herein.

This Agreement memorializes the parties' understanding and agreement as of January 21, 1998.


                              "Majority Investors"

                                     21ST CENTURY COMMUNICATIONS
                                      PARTNERS, L.P.

                                     By:     SANDLER INVESTMENT
                                             PARTNERS, L.P., General Partner
                                     By:     SANDLER CAPITAL MANAGEMENT,
                                             General Partner
                                     By:     MJDM MEDIA CORP.,  General Partner



                                     By:______________________________
                                     Its: _______________________


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                                     21ST CENTURY COMMUNICATIONS T-E
                                     PARTNERS, L.P.

                                     By:     SANDLER INVESTMENT
                                             PARTNERS, L.P., General Partner
                                     By:     SANDLER CAPITAL MANAGEMENT,
                                             General Partner
                                     By:     MJDM MEDIA CORP., General Partner



                                     By:______________________________
                                     Its ________________________


                                     21ST CENTURY COMMUNICATIONS
                                     FOREIGN PARTNERS, L.P.


                                     By:     SANDLER INVESTMENT
                                             PARTNERS, L.P., General Partner
                                     By:     SANDLER CAPITAL
                                             MANAGEMENT, General Partner
                                     By:     MJDM MEDIA CORP., a General Partner



                                     By:______________________________
                                     Its: _______________________

                                     PULITZER PUBLISHING COMPANY



                                     By:______________________________
                                            Name:_______________________
                                            Title:____________________


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